Exhibit 99.1

March 23, 2022 1 A CONNECTED JOURNEY AND INSPIRED EXPERIENCE

Proprietary And Confidential This presentation contains "forward - looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amen ded, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and in cludes, among other things, discussions of our business strategies, product releases, future operations and capital resources. Words su ch as "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "sho uld ," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are in ten ded to identify forward - looking statements. Forward - looking statements are not guarantees of future performance, conditions or results . They are based on the opinions, estimates and beliefs of management as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors, many of which are outside of our control, that may cause the ac tual results, level of activity, performance or achievements to be materially different from those expressed or implied by such fo rwa rd - looking statements. Some of these risks are discussed in the “Risk Factors” section contained in Item 1A of our Annual Report on For m 1 0 - K for the year ended December 31, 2021 and the Company’s subsequent filings with the U.S. Securities and Exchange Commission. Important factors, among others, that may affect actual results or outcomes include: our ability to effectively integrate Reflect’s business operations, our strategy for customer retention, growth, product development, market position, financial results and reserves, our abilit y t o execute on our business plan, our ability to retain key personnel, potential litigation, supply chain shortages, and general economic an d m arket conditions impacting demand for our products and services, including those as a result of the COVID - 19 pandemic. Readers should not place undue reliance upon any forward - looking statements. We assume no obligation to update or revise the forward - looking statem ents, whether as a result of new information, future events or otherwise, except as required by law. Forward Looking Statements 2

Proprietary And Confidential Creative Realities, Inc. prepares its consolidated financial statements in accordance with United States generally accepted a cco unting principles (“GAAP”). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses info rma tion regarding “EBITDA” and “Adjusted EBITDA.” CRI defines “EBITDA” as earnings before interest, income taxes, depreciation and a mor tization of intangibles. CRI defines “Adjusted EBITDA” as EBITDA excluding stock - based compensation, fair value adjustments and both cash and non - cash non - recurring gains and charges. EBITDA and Adjusted EBITDA are not measures of performance defined in accordance with GAAP. However, EBITDA and Adjusted EBITDA are used internally in planning and evaluating the Company’s operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additio nal view of the Company’s operations that, when coupled with the GAAP results, provides a more complete understanding of the Company’s fi nan cial results. EBITDA and Adjusted EBITDA should not be considered as an alternative to net income/(loss) or to net cash used in operating a cti vities as measures of operating results or liquidity. Our calculation of EBITDA and Adjusted EBITDA may not be comparable to similarly tit led measures used by other companies, and the measures exclude financial information that some may consider important in evaluati ng the Company’s performance. A reconciliation of GAAP net income/(loss) to EBITDA and Adjusted EBITDA is included in the accompanyi ng financial schedules. Use of Non - GAAP Measures 3

Proprietary And Confidential Who We Are and What We Do

Proprietary And Confidential Company Information 5 Overview Creative Realities, Inc . (CRI) provides digital solutions to enhance communications in a wide - ranging variety of out - of - home environments by providing innovative digital signage solutions for key market segments and use cases including : Retail Entertainment and Sports Venues Restaurants, including quick - serve restaurants (“QSR”) Convenience Stores Financial Services Automotive Medical and Healthcare Facilities Mixed Use Developments Corporate Communications, Employee Experience Digital out of Home (DOOH) Advertising Networks Objectives Given the market - leading companies we serve, there is a good chance that if you leave your home today to shop, work, eat or play, you will encounter one or more of our digital signage experiences . Our solutions are increasingly visible because we help our enterprise customers achieve a wide range of business objectives including : Increased brand awareness Improved customer support Enhanced employee productivity and satisfaction Increased revenue and profitability Improved guest experience Increased customer/guest engagement Improved patient outcomes Leadership Team With decades of collective industry experience at the most senior levels, the executive team at CRI has an extensive record of successfully driving shareholder value through organic growth and strategic business combinations . The team has created a highly scalable business model and positioned the company for value creation through new customer acquisition, product set expansion, new corporate capabilities and the successful integration of acquired businesses .

Proprietary And Confidential Sources of Revenue The Company generally derives revenue from four primary sources: • Recurring Services – sticky, long - term contractual agreements to provide subscription licensing and/or other support services for our digital signage software platforms, which are generally sold via a SaaS model. • Services – from assisting clients in the design, deployment and management of their digital signage network, including: • Hardware system design/engineering • Hardware installation • Content development • Content scheduling • Post - deployment network and field support • Media sales – through the direct and indirect sourcing of advertising revenue for client - owned networks on their behalf • Hardware – the resale of hardware from original equipment manufacturers such as Samsung and BrightSign 6 Value Proposition : At our core, we are a software - as - a - service (“SaaS”) company, focused on increasing the number of managed devices leveraging our subscription - based digital signage platforms and delivering ads on ad - supported networks, which ultimately results in: Driving higher Annual Recurring Revenue (“ARR”)

Proprietary And Confidential Examples of our work

8 Proprietary And Confidential 8 Information contained within this presentation is considered proprietary and confidential by CRI © 2020 DIGITAL SIGNAGE CAPTURES ATTENTION We build, manage, and support digital signage systems like this….

Proprietary And Confidential Proprietary And Confidential 9 NETWORK MONETIZATION And monetize reach and impressions like this. Providing audiences with engaging advertising and venue owners with additional revenue.

Proprietary And Confidential LARGE VENUES, STADIUMS, AND ARENAS Deploying and Managing 100’s of digital menu board and merchandiser displays at dozens of amateur and professional sports arenas and stadium around the country. Information contained within this presentation is considered proprietary and confidential by CRI © 2021 10 10

Proprietary And Confidential LED EXPERIENCES CRI has installed more than 500,000 square feet of large formal LED in the past 3 years .

Proprietary And Confidential Proprietary And Confidential Verizon Wireless Voice Activated 5G Experience The Covid - 19 Pandemic created a challenge in retail. Providing a non - touch solution was the ask. The project was deployed in October 2020 and there are now approximately 1,400 experiences featuring Verizon’s 5G Entertainment offering and another 100 highlighting the Verizon 5G Home offering. Best Customer Experience Deployment 2020 by ICX Association. 12

13 CONNECTED DEALERSHIPS We provides a range of digital experiences deployed across 2,700+ automotive dealerships in 12 countries; expects ~440 additional locations will be added in 3Q 2022

Proprietary And Confidential The Addressable Market: Update and Overview

Proprietary And Confidential Note: Figures represent global market sizes. Source: AVIXA Research; Estimation based on 2020 expected decline and average CAGR from 2020 – 2026 Event Technology Retail Technology Out of Home DOOH defined as Digital Place - Based Networks or Digital Out of Home – Indoor or outdoor video, often internet - enabled, that are seen in major markets that provide content and targeted advertising to consumers Event Technology industry defined as 3 rd party providers of event audiovisual production and other event related software solutions to enhance attendee experience and provide marketing services Retail Technology defined as systems integrations of indoor signage / kiosks / digital menu boards in the retail industry Digital Out of Home ~ $ 20 B * Out of Home Media defined as advertising that reaches consumers outsider of their homes while they are “on the go” in public places, in transit or in commercial locations Defining the Digital Signage and Digital OOH Opportunity 15 *Estimated 2021 - 2026 CAGR : 6.9%

Proprietary And Confidential • Retail Transformation : • Retail players are integrating digital signage to share relevant and profitable content at their premises to drive consumer behavior and purchase decisions. • Shift in focus to drive - thru, mobile, and remote ordering requires an investment in digital solutions to facilitate transaction efficiency. • Leveraging consumer data , analytics, and rewards programs to drive repeat transactions and increases in price per ticket. • Omnichannel : • Fusing digital and physical shopping to create a cohesive omnichannel experience, reshaping different parameters, such as prices, contents, features, method of advertisement, etc. • Personalization / Contextualization : • Retailers are striving to update the user - interactive screens in real - time to reflect the current trends in in - store age or gender demographics to promote specific items or remove sold - out products from the screen. • Consumer Engagement : • Increased interactivity and convenience creates a more robust and engaging window display platform. • Int egration of intelligent technologies assists in attracting a greater audience based on buyer persona. The US Digital Signage Market – Growth Drivers

Proprietary And Confidential • Monetization : • I ntegration of digital ads into retail stores to leverage impressions for on - premise destination traffic and create an enhanced in - store user experience. • Improved Return on Investment : • The de clining cost of displays has increased adoption rate • Digital solutions are reaching price parity with static solutions, particularly for menu boards • Curb Appeal : • Digital signage solutions enable immediate, up - to - date, and highly engaging rich - media content shared throughout facilities. • Improved Customer Experience : • Devices help get a better view of the seating arrangement, and they assist in reducing the long queues at the ticket counters. Increasing adoption of these devices in theaters is expected to carry the market forward. • Corporate/Employee Communications & Wayfinding : • To improve corporate, visitor, student, employee, and customer communication, institutions adopt digital signage. • Used for emergency notifications, way - finding, and other applications. The US Digital Signage Market – Growth Drivers

Proprietary And Confidential CRI delivers integrated, omnichannel, store - level digital ecosystems leveraging big data and analytics to drive consumer behavior 18 Machine Learning Capa bilitie s Age Identification Image Recognition Gender Identification Mood Identification Temperature Sensing Data - driven, adaptive digital c ontent l earns, responds, changes . IN REAL TIME

Proprietary And Confidential Market dynamics: Industry fragmentation supports an acquisition strategy 19 Solid platform for accretive acquisitions • Cross sell products and services • Expand engagements • Digital signage software platform consolidation (CMS rationalization) • Reduce overhead • Drive scale • Increase profitability - EBITDA • Uplift in valuation ▪ Sales of $3 - 10MM ▪ 18 – 30 Employees ▪ 1 - 2 large customers ; ~ 20 smaller customers ▪ 8 - 10 years in business, with background in AV ▪ Focused on a few verticals ▪ Minimum technical depth ▪ Lacks strategic chops and scale We believe there are 200+ DOOH companies with the following characteristics: Results in the following:

Proprietary And Confidential Industry Consolidation is Happening Now: Recent Transactions Source: Peter J Solomon .

Proprietary And Confidential Why We Will Win

Proprietary And Confidential Our Technology Platforms… We deploy and install digital signage hardware systems on behalf of our clients. Post - deployment, those systems ultimately leverage our software platforms to manage the content you see on the displays. Each of our platforms operate on a subscription license basis, generating incremental monthly subscription revenue on each endpoint or location deployed.

Proprietary And Confidential Warehouse & Logistics Co - located with company HQ and houses customer - owned inventory. Located 8.6 miles from UPS Air Worldwide Hub. Project Deployment Expertise in technically complex and high profile system installations. Nationwide network of field technicians. Network Operations Center 24x7 NOC in Louisville, KY. Led by expert management team in systems & support who are performance - driven and accountable. Design Engineering CAD - Certified, skilled talent experienced in new construction, D&R, fixture integration, and environment requirements 23 …Drive Best in Class Execution & Support: Performed In - House

Proprietary And Confidential Creative Design and Content Management Our award - winning creative team has the knowledge and experience to leverage the medium and effectively connect your brand and products to consumers. Analytics and Content Optimization Our unique approach to data - driven design and measurement allows us to ensure ongoing ROI by leveraging Neuromarketing principals for ongoing content optimization. Data Integration and Development We improve our customers operational efficiencies and create a fully integrated customer journey through our data integration and development capabilities. … Drive Integrated Services that Deliver Measurable Results Network Monetization Strategy Patented AdTech platform to monetize the growing need for recurring revenue and offsetting network investment costs. Dedicated team of experts to provides guidance on a revenue - based network.

Proprietary And Confidential Boise, ID New York, NY Boston, MA Louisville, KY Headquarters Atlanta, GA Tampa, FL Windsor, ON Dallas, TX Office/Support Regional Teams Our scale matches that of our clients’ footprint Denver, CO 25 Minneapolis, MN

Proprietary And Confidential Competitive Advantages When comparing Creative Realities to other digital signage competitors, our customers value the following competitive advanta ges : • Breadth of solutions – we leverage a ‘single vendor’ approach, providing clients with a one - stop - shop for sourcing digital signage solutions from design through day two services. • Managed labor pool – thousands of qualified and vetted field technicians • In - house creative resources – award - winning content development, creation, and management, helping clients develop an effective content program • Network scalability and reliability – our software platforms power some of the largest and most complex digital signage networks in North America • Ad management platform – our customers are increasingly interested in monetizing their digital signage networks through advertising content. Efficiently scheduling advertising content into digital signage playlists to meet campaign objectives can be a challenging and labor - intensive process. Reflect AdLogic , our home - grown, agnostic platform, automates this process, allowing network owners to capture more revenue with less expense. • Media sales – few, if any other digital signage companies can offer their clients media sales as a service. We have in - house media sales expertise to elevate conversations with our clients interested in better understanding network monetization • Logistics – expertise in logistics improves deployment efficiency, reduces delays and problems, and saves clients time and money • Market sector expertise – in - house experts in key market segments such as automotive, retail, quick - serve restaurants (QSR), convenience stores, and Digital Out of Home (DOOH) advertising. Our expertise supports meaningful business conversations and offers tailored solutions with prospects and clients to achieve their unique business objectives. • Technical support – Digital signage networks present unique challenges for corporate IT departments. Creative Realities helps simplify and improve end user support by leveraging our own Network Operations Center (NOC), which resolves issues remotely and dispatches field support as required to resolve customer issues quickly and effectively • Integrations and Application Development – from social media feeds, mobile integrations, corporate data stores, or Point of Sale (“POS”) systems, our proven ability to build scalable applications and integrations is a key advantage clients can leverage to deliver more compelling and engaging experiences for their customers. • Hardware support – a number of digital signage providers sell a proprietary media player or align themselves with just one operating system. We utilize a range of media players including Windows, Android and BrightSign to provide clients the flexibility they need to select the appropriate hardware for any application knowing the entire network can still be served by a single digital signage platform, reducing complexity and improving the productivity of their teams 26

Proprietary And Confidential 2021 Review

Proprietary And Confidential • 1Q 2021 • Received forgiveness for PPP Loan of $1.5 million • Completed offering at $2.50/share • Participated in the Maxim M - Vest Conference • Announced win of significant C - store customer • 2Q 2021 • Finalized conversion of >7,000 displays for C - store customer to our digital signage platform; customer expansion anticipated to continue to up to 40,000 displays by end of 2025 • Settlement outstanding note payable for $0.1 million, generating a gain of $1.6 million • 3Q 2021 • Completed outsourced logistics and installation project on behalf of major tobacco company in >1,300 C - store locations in only 8 weeks, evidencing our ability to deliver with speed and at scale • 4Q 2021 • Announced 3 - year renewal of OEM automotive contract, increasing annual recurring revenue 300% vs. prior contract • Announced entry into Merger Agreement with Reflect Systems, Inc. (“Reflect”) • Reflect and CRI bid together and won large - scale digital deployment at a national retailer in conjunction with Reflect Systems, Inc. • Operating Highlights : • Convenience Store Full Digital Menu Board Installations – 900 sites installed • C - Store tobacco rollout – 1,350+ locations • QSR Full Digital Menu Board Installations – 150+ sites installed • Movie Theater Digital Box Office, Menu Board, and Movie Poster installs – 10 sites • Major Retail Installs (LED, Promotional displays, House Audio, HVAC control) – 60 sites 2021 – Quarterly Highlights

Proprietary And Confidential Balance Sheet 29 2021 Highlights : • Net working capital improved $3.2MM • Reduced Inventory balances by $0.5MM • Elimination of $1.6MM Seller Note (debt) • Elimination of $1.6MM PPP Loan (debt) • Improved D&B Supplier Risk Evaluation Ratings to “Low Risk” in all categories December 31, December 31, 2021 2020 ASSETS CURRENT ASSETS Cash and cash equivalents $ 2,883 $ 1,826 Accounts receivable, net of allowance for doubtful accounts of $620 and $1,230, respectively 3,006 2,302 Unbilled receivables 369 41 Inventories, net 1,880 2,351 Prepaids and other current assets 1,634 507 Total current assets 9,772 7,027 Operating lease right-of-use assets 654 931 Property and equipment, net 75 175 Intangibles, net 4,850 4,955 Goodwill 7,525 7,525 Other assets 5 5 TOTAL ASSETS $ 22,881 $ 20,618 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES Short-term seller note payable $ - $ 1,637 Accounts payable 2,517 1,661 Accrued expenses 2,110 2,142 Deferred revenues 426 764 Customer deposits 1,525 770 Current maturities of operating leases 281 355 Current maturities of financing leases - 4 Total current liabilities 6,859 7,333 Long-term Payroll Protection Program note payable - 1,552 Long-term related party loans payable, net of $143 and $168 discount, respectively 4,624 4,436 Long-term related party convertible loans payable, at fair value 2,251 2,270 Long-term obligations under operating leases 373 584 Long-term accrued expenses - 108 Other liabilities 45 - TOTAL LIABILITIES 14,152 16,283 SHAREHOLDERS’ EQUITY Common stock, $0.01 par value, 200,000 shares authorized; 12,009 and 10,924 shares issued and outstanding, respectively 120 109 Additional paid-in capital 60,863 56,712 Accumulated deficit (52,254) (52,486) Total shareholders’ equity 8,729 4,335 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 22,881 $ 20,618

Proprietary And Confidential Statement of Operations 30 2021 Highlights : • YoY Revenue expansion: • +5.6% topline growth • +20.5% core digital signage growth • Maintained margins despite headwinds • Drove reductions in core operating expenses >$1MM net of ERC credits For the Years Ended December 31, 2021 2020 Sales Hardware $ 9,450 $ 8,991 Services and other 8,987 8,466 Total sales 18,437 17,457 Cost of sales Hardware 6,914 6,251 Services and other 3,166 3,085 Total cost of sales 10,080 9,336 Gross profit 8,357 8,121 Operating expenses: Sales and marketing 1,153 1,676 Research and development 550 1,083 General and administrative 7,598 8,465 Bad debt expense/(recovery) (277) 828 Depreciation and amortization 1,364 1,474 Lease termination expense - 18 Goodwill impairment - 10,646 Loss on disposal of fixed assets - 13 Deal and transaction costs 518 - Total operating expenses 10,906 24,203 Operating loss (2,549) (16,082) Other income/(expenses): Interest expense, including amortization of debt discount (805) (1,023) Gain on settlement of obligations 3,449 209 Gain/(loss) on fair value of debt 166 (93) Other income/(expense), net (7) (13) Total other income/(expense) 2,803 (920) Net income/(loss) before income taxes 254 (17,002) Income tax benefit/(expense) (22) 158 Net income/(loss) 232 (16,844) Net income/(loss) per common share - basic $ 0.02 $ (1.65) Net income/(loss) per common share - diluted $ 0.02 $ (1.65) Weighted average shares outstanding - basic 11,761 10,195 Weighted average shares outstanding - diluted 11,761 10,195

Proprietary And Confidential 2022 and Beyond

32 The Reflect Merger

Proprietary And Confidential • Customers – enterprise customers generating in excess of $7 million in run - rate Annual Recurring Revenue (“ARR”) • Technology – fills a key gap in our software service offering and prospectively expands product set (i.e., analytics) • ReflectView • ReflectXperience • Reflect AdLogic • Reflect ZeroTouch • Sticky revenue – extended client tenure with low customer and revenue churn • Digital Media capabilities : • Ad trafficking capability to deliver monetization to clients with destination traffic • Adtech & media sales capabilities, including potential integration to DSP and SSP platforms for ad - based networks • Synergies – • Reduction in overall cost structure through synergies, targeted at ~$2MM in operating expenses to be transitioned out throughout 2022 • Allows for CMS rationalization/elimination - a key to company profitability and long - term value chain transformation • Enhanced revenue opportunities – ability to cross - sell services: • Monetization services to established CRI customer base • Hardware & installation services to established Reflect customer base Wha t We Gained

Proprietary And Confidential • Enhances the long - term value creation of the Company : • Provides operating flexibility to scale down operations during down cycle events • Scale economies and synergy impact company cost structure and convey additional pricing flexibility for enhanced competitive positioning for future customer acquisition • Prevents downside realities of inaction (industry consolidation sans CRI’s participation) • Strengthens our position and improves bargaining power with key manufacturing partners ( Brightsign , Samsung) and other industry constituents • Enhances ability to secure meaningful strategic and commercial partnerships • Additional vertical penetration/entrenchment provides the appropriate customer focus which impacts switching costs • Marketing capabilities – strong presence in market through deliberate and purposeful branding • New Market – Dallas, TX • Increased talent – ~30 new employees with SERIOUS skills • Increases speed to market and reduces cost of development and deployment • Conveys future optionality for prospective DOOH plays Wha t We Gained

The Combined Company

- Our proforma 2021 revenue was ~$30.7 million
- **Anticipate 2022 of at least $43 million, representing organic growth of >$12 million**
  - **40% Year over Year**
- ARR proforma run rate of ~$12 million exiting 2021
- **Anticipate growing ARR run-rate to >$15MM by 12/31/2022 based on current contracts**
  - **25% year over year**
- Currently managing in excess of 120,000 endpoints and upwards of 300,000 devices.
- Target Adj. EBITDA margin of 5% in 2022, rising to 10%+ in 2023

- Growth drivers:
  - Cross-sale of services
    - Media to Reflect customers
    - Hardware to Reflect customers
    - Logistics and installation to Reflect customers
  - Expansion of LED business
  - Increased advertising dollars allocated to digital out of home
  - Expansion of existing customer networks

CreativeRealities Proprietary And Confidential

Proprietary And Confidential • We expect to scale to a +$150 million global digital marketing solutions provider (organic & acquisition) • Become the go - to ‘acquirer’ in the industry • Leverage infrastructure to generate significant, profitable growth • Expand expertise in strategic industry verticals • Retail, QSR, C - Store, Auto, Sports, point of care, and others • Eclipse 1,000,000 endpoints under management, generating high margin ARR Our Vision 36 To further establish ourselves as Top 3 solutions provider in the market

Proprietary And Confidential 37 Rick Mills CEO Rick.mills@cri.com Will Logan Will.logan@cri.com CRI HQ – 502.791.8800 www.cri.com

Proprietary And Confidential APPENDIX

Proprietary And Confidential 39 This table presents a reconciliation of EBITDA and Adjusted EBITDA from net loss, CRI's most directly comparable financial measure calculated and presented in accordance with GAAP Quarters Ended Year Ended December 31, September 30, June 30 March 31, Quarters ended 2021 2021 2021 2021 2021 GAAP net income (loss) $ 232 $ (1,722) $ (343) $ 1,025 $ 1,272 Interest expense: Amortization of debt discount 159 29 29 29 72 Other interest, net 648 160 158 153 177 Depreciation/amortization: Amortization of intangible assets 1,251 302 320 317 312 Amortization of finance lease assets 4 - - - 4 Amortization of employee share-based awards 1,494 324 329 329 512 Depreciation of property and equipment 109 27 27 27 28 Income tax expense/(benefit) 22 13 1 7 1 EBITDA $ 3,919 (867) $ 521 1,887 2,378 Adjustments Change in fair value of Special Loan (166) - - - (166) Gain on settlement of obligations (3,449) - (256) (1,628) (1,565) Deal and transaction costs 518 518 - - - Stock-based compensation – Director grants 399 318 27 27 27 Adjusted EBITDA $ 1,221 (31) $ 292 286 674 RECONCILATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA ($000’s)

Proprietary And Confidential RECONCILATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA ($000’s) 40 This table presents a reconciliation of EBITDA and Adjusted EBITDA from net loss, CRI's most directly comparable financial measure calculated and presented in accordance with GAAP Quarters Ended Year Ended December 31, September 30, June 30 March 31, Quarters ended 2020 2020 2020 2020 2020 GAAP net loss $ (16,844) $ (617) $ (585) $ (2,459) $ (13,183) Interest expense: Amortization of debt discount 339 85 85 84 85 Other interest, net 683 186 179 176 142 Depreciation/amortization: Amortization of intangible assets 1,330 319 340 344 327 Amortization of finance lease assets 20 3 5 5 7 Amortization of share-based awards 617 250 248 100 19 Depreciation of property and equipment 124 29 33 30 32 Income tax expense/(benefit) (158) (6) (1) 4 (155) EBITDA $ (13,889) 249 $ 304 $ (1,716) $ (12,726) Adjustments Change in fair value of Special Loan 93 (609) - 551 151 Gain on settlement of obligations (209) (54) (114) (1) (40) Loss on disposal of assets 13 - 13 - - Loss on lease termination 18 18 - - - Loss on goodwill impairment 10,646 - - - 10,646 Stock-based compensation – Director grants 102 27 25 19 31 Adjusted EBITDA $ (3,226) (369) $ 228 $ (1,147) $ (1,938)